UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2001
                                                (January 23, 2001)
                                                --------------------------------


                          Atchison Casting Corporation
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             (Exact name of registrant as specified in its charter)


          KANSAS                       1-12541                   48-1156578
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(State or other jurisdiction          (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


400 South Fourth Street, Atchison, Kansas                             66002
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(Address of principal executive offices)                           (zip code)


Registrant's telephone number, including area code       (913) 367-2121
                                                  ------------------------------


                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.    Other Events.

        On January 23, 2001, the Company issued a press release announcing that it will completely close its PrimeCast Inc. foundry unit located in Beloit, Wisconsin and South Beloit, Illinois. A copy of the press release announcing this event is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

           (c)    EXHIBITS.  The following exhibits are filed herewith:

           99.1    Press Release dated January 23, 2001.



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





                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date:  January 24, 2001



                                     Atchison Casting Corporation

                                     By:/s/ Kevin T. McDermed
                                        ----------------------------------------
                                            Kevin T. McDermed
                                            Vice President, Chief Financial
                                            Officer, Treasurer and Secretary



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